UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 27, 2002


                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)


                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

                0-29788                                       N/A
       (Commission File Number)                         (I.R.S. Employer
                                                     Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

                 P.O. Box HM 2939
   Crown House, Third Floor, 4 Par-la-Ville Road
              Hamilton HM12, Bermuda                                N/A
     (Address of Principal Executive Offices)                    (Zip Code)



          (Former Name or Former Address, if Changed Since Last Report)




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     Item 5. Other Events and Required FD Disclosure

     On November 27, 2002, Scottish Annuity & Life Holdings, Ltd. issued a press release announcing the closing of the exercise of the over-allotment option in connection with its previously announced offering of 4.50% Senior Convertible Notes due 2022, which offering closed on November 22, 2002. A copy of the press release is filed as Exhibit 99.1 hereto.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1 Press Release issued by Scottish Annuity & Life Holdings, Ltd. on November 27, 2002, filed herewith.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                    By: /s/ Scott E. Willkomm
                                        --------------------------------
                                          Scott E. Willkomm
                                          President



Dated: November 27, 2002

                                INDEX TO EXHIBITS

Number          Description
------          -----------

99.1            Press Release issued by Scottish Annuity & Life Holdings, Ltd.
                on November 27, 2002, filed herewith.